UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	333-150462	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 — Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 705-9357

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On December 23, 2013, the Company and Stephen Alfers, the Company’s Chief Executive Officer and President, agreed to accelerate the vesting of 7,666,500 shares of previously awarded Company restricted stock from March 14, 2014 to December 26, 2013.  The related amendments are discussed below.

First Amendment to Alfers Restricted Stock Agreement

On December 23, 2013, the Company and Mr. Alfers entered into the First Amendment to the Restricted Stock Agreement (the “Alfers Amendment I”) to amend that certain Restricted Stock Agreement, dated as of May 13, 2013, by and between the Company and Mr. Alfers.  Pursuant to the Alfers Amendment I, the vesting of 1,297,374 restricted shares, of a total of 3,892,510 restricted shares, was accelerated from March 14, 2014 to December 26, 2013.  The vesting schedule for the remaining shares, with approximately half of the remaining shares vesting on June 18, 2014 and approximately half the remaining shares vesting on June 18, 2015, remains unchanged.

The foregoing summary description of the terms and conditions of the Alfers Amendment I does not purport to be complete and is qualified in its entirety by reference to the Alfers Amendment I, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

First Amendment to Alfers Amended and Restated Restricted Stock Agreement

On December 23, 2013, the Company and Mr. Alfers entered into the First Amendment to the Amended and Restated Restricted Stock Agreement (the “Alfers Amendment II”) to amend that certain Amended and Restated Restricted Stock Agreement, dated as of May 13, 2013, by and between the Company and Mr. Alfers.  Pursuant to the Alfers Amendment II, the vesting of 369,126 restricted shares, of a total of 1,107,490 restricted shares, was accelerated from March 14, 2014 to December 26, 2013.  The vesting schedule for the remaining shares, with approximately half of the remaining shares vesting on June 18, 2014 and approximately half the remaining shares vesting on June 18, 2015, remains unchanged.

The foregoing summary description of the terms and conditions of the Alfers Amendment II does not purport to be complete and is qualified in its entirety by reference to the Alfers Amendment II, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.  A copy of the form of the Company’s 2012 Equity Incentive Plan Restricted Stock Agreement has been filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2013 and incorporated by reference herein.

Second Amendment to Alfers Executive Employment Agreement

On December 23, 2013, the Company and Mr. Alfers entered into the Second Amendment to the Executive Employment Agreement (the “Executive Amendment”) to amend that certain Executive Employment Agreement, dated as of February 9, 2012 (the “Executive Employment Agreement”) and as amended pursuant to First Amendment to the Executive Employment Agreement on February 8, 2013 (the “First Amendment”), by and between the Company and Mr. Alfers.  Pursuant to the Executive Amendment, the vesting of 6,000,000 restricted shares, of a total of 12,000,000 restricted shares, was accelerated from March 14, 2014 to December 26, 2013.  The vesting schedule for the remaining shares, with approximately half of the remaining shares vesting on February 9, 2014 and approximately half the remaining shares vesting on February 9, 2015, remains unchanged.

The foregoing summary description of the terms and conditions of the Executive Amendment does not purport to be complete and is qualified in its entirety by reference to the Executive Amendment, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein. The Executive Employment Agreement has been filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2012 and incorporated by reference herein.  The First Amendment has been filed as Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2013 and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d)           The following are filed as exhibits to this report on Form 8-K.

Exhibit No.	Description
10.1	First Amendment to Restricted Stock Agreement, dated December 23, 2013, between the Company and Stephen Alfers.

10.2	First Amendment to Amended and Restated Restricted Stock Agreement, dated December 23, 2013, between the Company and Stephen Alfers.

10.3	Second Amendment to Executive Employment Agreement, dated December 23, 2013, between the Company and Stephen Alfers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2013

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President of Finance and Controller

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Restricted Stock Agreement, dated December 23, 2013, between the Company and Stephen Alfers.

10.2	First Amendment to Amended and Restated Restricted Stock Agreement, dated December 23, 2013, between the Company and Stephen Alfers.

10.3	Second Amendment to Executive Employment Agreement, dated December 23, 2013, between the Company and Stephen Alfers.